SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2008

Bookham, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30684	20-1303994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2584 Junction Ave
San Jose, California
95134
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (408) 919-1400
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
(a) On February 11, 2008, Bookham, Inc. (“Bookham” or “the Registrant”) dismissed Ernst & Young LLP (“E&Y”) as its independent registered public accounting firm. The decision to dismiss E&Y was approved by the Audit Committee of the Board of Directors of the Registrant.
     The reports of E&Y on the financial statements of the Registrant as of June 30, 2007 and July 1, 2006 and for each of the two fiscal years in the period ended June 30, 2007, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, other than to include explanatory paragraphs related to substantial doubt about the Registrant’s ability to continue as a going concern and for the change of method of accounting for stock based compensation to Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment” in the auditors’ report related to fiscal 2006.
     During the fiscal years ended June 30, 2007, and July 1, 2006, and in the subsequent interim period through February 11, 2008, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference thereto in its reports on the financial statements of the Registrant for such years.
     During the years ended June 30, 2007 and July 1, 2006 and in the subsequent interim period through February 11, 2008 , other than as set forth in the following sentence there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). As previously reported in the Registrant’s Annual Report on Form 10-K for the period ended June 30, 2006, the management of the Registrant identified a material weakness in its internal control related to the translation of intercompany loan balances in periods prior to July 1, 2006. Management believes that changes made to its internal controls in the quarter ended September 29, 2006 remediated this past material weakness by the end of the quarter ended December 30, 2006.
     The Registrant has furnished a copy of the above disclosures to E&Y and has requested that E&Y furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not E&Y agrees with the above statements. A copy of such letter dated February 13, 2008 is attached as Exhibit 16.1 to this Current Report on Form 8-K.
     (b) On February 11 , 2008, the Registrant engaged Grant Thornton LLP (“Grant Thornton”) as its new independent registered public accounting firm to audit the Registrant’s financial statements for the year ending June 28, 2008 and to review the financial statements to be included in the Registrants quarterly report on Form 10-Q for the quarter ending March 29, 2008.
     Prior to the engagement of Grant Thornton, neither the Registrant nor anyone on behalf of the Registrant consulted with Grant Thornton during the Registrant’s two most recent fiscal years and through the subsequent interim periods in any manner regarding any matters described in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated February 13, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKHAM, INC.

Date: February 14, 2008	/s/ Steve Abely
Chief Financial Officer

INDEX TO EXHIBITS

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated February 13, 2008.